SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

January 19, 2012

Date of Report (Date of earliest event reported)

RARUS TECHNOLOGIES INC.

(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-168925 (Commission File Number)	27-3015109 (IRS Employer Identification Number)
2850 W. Horizon Ridge Parkway, Suite 200 Henderson, Nevada 89052 (Address of principal executive offices)
Phone: (702) 430-4610 (Issuer’s telephone number)
Copy of all Communications to: Parsons, Burnett, Bjordahl, Hume, LLP 1850 Skyline Tower, 10900 NE 4th St. Bellevue, WA 98004 Phone: (425) 451-8036; Fax: (425) 451-8568

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

To reflect a planned change to the company’s business model, on January 19, 2012, Rarus Minerals, Inc. submitted an application to the Financial Industry Regulatory Authority ('FINRA') for approval of a change of its name from Rarus Minerals, Inc. to Rarus Technologies Inc. (the 'Company') and on February 7, 2012, the Company received approval from FINRA for this name change. A name change filing was also made with the Nevada Secretary of State wherein the Company amended its Articles of Incorporation to reflect its new name.

The CUSIP Number for the Company has been changed from 75406H 104 to 609283106.

The trading symbol for the Company did not change and remains: 'RARS'.

Rarus Technologies Inc. continues to trade on the OTCBB and the Pink Sheets.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 3.1 – Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARUS TECHNOLOGIES INC.

/s/ Manfred Ruf

Manfred Ruf,

President and CEO

Dated:  February 8, 2012

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